UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 14, 2005
                                                        ------------------------


                                CBRL GROUP, INC.


    Tennessee                       0-25225                       62-1749513
(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On November 14, 2005, CBRL Group, Inc. issued a press release regarding the upcoming fiscal 2006 first quarter conference call on November 21, 2005. The conference call will be broadcast on-line through a real-time Web-cast, followed by an on-line replay available through November 28, 2005. The press release is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99 Press Release dated November 14, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2005                CBRL GROUP, INC.


                                         By: /s/ N.B. Forrest Shoaf
                                            ----------------------------------
                                         Name: N.B. Forrest Shoaf
                                         Title: Senior Vice President, Secretary
                                                and General Counsel